                                                                  EXHIBIT 4.4(c)


                              SUBSIDIARY GUARANTEE

         Each undersigned Guarantor (as defined in the Indenture dated as of October 14, 1999 (the "Indenture") among Tenneco Inc. (the "Company"), the Guarantors and The Bank of New York (the "Trustee," which term includes any successor person under the Indenture) unconditionally guarantees on a senior subordinated basis as set forth in Article Twelve of the Indenture (such guarantee by the Guarantor being referred to herein as a "Guarantee") (i) the due and punctual payment of the principal of and interest on the Securities (as defined in the Indenture), whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Securities, to the extent lawful, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee all in accordance with the terms set forth in Article Ten of the Indenture and (ii) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

         No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any liability under the Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

         The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

Dated:  November 4, 1999

                                          TENNECO AUTOMOTIVE INC.

                                          By: /s/ TIMOTHY R. DONOVAN
                                             ----------------------------------
                                             Timothy R. Donovan
                                             Senior Vice President
                                             And General Counsel

                                          By:
                                             ----------------------------------
                                             Don P. Carpenter
                                             Vice President and
                                             Assistant Secretary

                                          TENNECO INTERNATIONAL HOLDING CORP.

                                          By: /s/ TIMOTHY R. DONOVAN
                                             ----------------------------------
                                             Timothy R. Donovan
                                             Senior Vice President
                                             and General Counsel

                                          By:
                                             ----------------------------------
                                             Don P. Carpenter
                                             Vice President and
                                             Assistant Secretary



                                          TENNECO GLOBAL HOLDINGS INC.

                                          By: /s/ TIMOTHY R. DONOVAN
                                             ----------------------------------
                                             Timothy R. Donovan
                                             Senior Vice President
                                             and General Counsel

                                          By:
                                             ----------------------------------
                                             Don P. Carpenter
                                             Vice President and
                                             Assistant Secretary

Dated:  November 4, 1999

                                          TENNECO AUTOMOTIVE INC.

                                          By:
                                             ----------------------------------
                                             Timothy R. Donovan
                                             Senior Vice President
                                             And General Counsel

                                          By: /s/ DON P. CARPENTER
                                             ----------------------------------
                                             Don P. Carpenter
                                             Vice President and
                                             Assistant Secretary

                                          TENNECO INTERNATIONAL HOLDING CORP.

                                          By:
                                             ----------------------------------
                                             Timothy R. Donovan
                                             Senior Vice President
                                             and General Counsel

                                          By: /s/ DON P. CARPENTER
                                             ----------------------------------
                                             Don P. Carpenter
                                             Vice President and
                                             Assistant Secretary



                                          TENNECO GLOBAL HOLDINGS INC.

                                          By:
                                             ----------------------------------
                                             Timothy R. Donovan
                                             Senior Vice President
                                             and General Counsel

                                          By: /s/ DON P. CARPENTER
                                             ----------------------------------
                                             Don P. Carpenter
                                             Vice President and
                                             Assistant Secretary

                                                      THE PULLMAN COMPANY

                                                      By: /s/ TIMOTHY R. DONOVAN
                                                         -----------------------
                                                         Timothy R. Donovan
                                                         Vice President and
                                                         Assistant Secretary

                                                      By:
                                                         -----------------------
                                                         Don P. Carpenter
                                                         Vice President and
                                                         Assistant Secretary

                                                      TMC TEXAS INC.

                                                      By:
                                                         -----------------------
                                                         Bert F. Neece
                                                         Vice President and
                                                         Assistant Treasurer

                                                      By:
                                                         -----------------------
                                                         Don P. Carpenter
                                                         Vice President and
                                                         Secretary

                                                      THE PULLMAN COMPANY

                                                      By:
                                                         -----------------------
                                                         Timothy R. Donovan
                                                         Vice President and
                                                         Assistant Secretary

                                                      By: /s/ DON P. CARPENTER
                                                         -----------------------
                                                         Don P. Carpenter
                                                         Vice President and
                                                         Assistant Secretary

                                                      TMC TEXAS INC.

                                                      By: /s/ BERT F. NEECE
                                                         -----------------------
                                                         Bert F. Neece
                                                         Vice President and
                                                         Assistant Treasurer

                                                      By: /s/ DON P. CARPENTER
                                                         -----------------------
                                                         Don P. Carpenter
                                                         Vice President and
                                                         Secretary

                                                      CLEVITE INDUSTRIES INC.

                                                      By: /s/ TIMOTHY R. DONOVAN
                                                          ----------------------
                                                          Timothy R. Donovan
                                                          Vice President and
                                                          Assistant Secretary


                                                      By:
                                                          ----------------------
                                                          Don P. Carpenter
                                                          Vice President and
                                                          Assistant Secretary

                                                      CLEVITE INDUSTRIES INC.

                                                      By:
                                                          ----------------------
                                                          Timothy R. Donovan
                                                          Vice President and
                                                          Assistant Secretary


                                                      By: /s/ DON P. CARPENTER
                                                          ----------------------
                                                          Don P. Carpenter
                                                          Vice President and
                                                          Assistant Secretary